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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 July 17, 1998

                                 Date of Report

                       (Date of earliest event reported)

                            ------------------------

                        DECRANE AIRCRAFT HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)

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
           DELAWARE                        0-22371                 34-1645569
 (State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                          Identification
                                                                      No.)
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             2361 ROSECRANS AVENUE, SUITE 180, EL SEGUNDO, CA 90245

         (Address, including zip code, of principal executive offices)

                                 (310) 725-9123

              (Registrant's telephone number, including area code)

                            ------------------------

                                 NOT APPLICABLE

(Former address and telephone number of principal executive offices, if changed since last report)

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ITEM 5.  OTHER EVENTS

    DEFINITIVE MERGER AGREEMENT; TENDER OFFER

    A copy of the press release issued by the Company on July 17, 1998 with respect to the Company signing a definitive merger agreement with an affiliate of DLJ Merchant Banking Partners II, which contemplates a cash tender offer by the affiliate for shares of the common stock of the Company, is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    c.  Exhibits.

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
EXHIBIT
 NO.   EXHIBIT DESCRIPTION
------ --------------------------------------------------------------------------
 99.6  Press release issued by DeCrane Aircraft Holdings, Inc. on July 17, 1998
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                                       1
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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
                                        DECRANE AIRCRAFT HOLDINGS, INC.
                                                 (Registrant)

July 21, 1998                   By:  /s/ ROBERT A. RANKIN
                                     -----------------------------------------
                                     Name:          Robert A. Rankin
                                     Title:  CHIEF FINANCIAL OFFICER AND
                                     SECRETARY
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                                       2
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                                 EXHIBIT INDEX

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
  EXHIBIT
    NO.      EXHIBIT DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------
       99.6  Press release issued by DeCrane Aircraft Holdings, Inc. on July 17, 1998
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